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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  AUGUST 12, 1997
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                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-12431                   22-3282551
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



          64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                08809
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         (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (908) 730-7630
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Item 5. Other Events.

     The Registrant issued a press release on August 12, 1997 announcing the resignation of James Hyman as President and Chief Operating Officer of the Registrant and President and Chief Executive Officer of First Community Bank. On August 13, 1997, the Registrant issued a press release announcing the formation of a three member committee to manage First Community Bank until a permanent successor to Mr. Hyman is chosen.

Item 7. Exhibits.

     The following exhibits are filed with this Current Report on Form 8-K.


Exhibit No.                      Description
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 99a                    Press Release dated August 12, 1997

 99b                    Press Release dated August 13, 1997



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNITY BANCORP, INC.
                                           (Registrant)

Dated:  August 14, 1997                 By: /s/ ROBERT VAN VOLKENBURGH
                                           ----------------------------------
                                              Robert Van Volkenburgh
                                              Chief Executive Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

                                                         Sequential
Exhibit No.                Description                   Page Number
-----------                -----------                   -----------
   99a                     Press Release dated
                           August 12, 1997

   99b                     Press Release date
                           August 13, 1997


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